SunAmerica Style Select Series, Inc.
Supplement to the Prospectus and Statement of Additional Information dated November 2, 2001
	Thomas P. Moore, Jr. no longer serves as a portfolio manager for the Focused International Portfolio and the information pertaining to him is hereby deleted from the Prospectus. References to Thomas P. Moore, Jr. on page 31 are replaced with the following:
Eleanor Marsh
Vice President
(State Street)
Ms. Marsh joined State Street in March of 2000 as a Portfolio Manager and Vice President. She has been responsible for the fund's day-to-day portfolio management since December 2001. Ms. Marsh leads the investment manager's International Equity Team, which provides assistance in the management of the fund. Prior to joining State Street, she held portfolio management and analyst positions at Evergreen Investment Management Company since 1994.


NYDOCS01/819571.1	1	12:50 PM 1/2/02